                                                                    EXHIBIT 10.6




                             TERMINATION AGREEMENT

         This Termination Agreement is entered into by and between Snelling and Snelling, Inc. (the "Company") and Timothy J. Loncharich (the "Employee") on this 4th day of November, 1996, effective as of November 1, 1996.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Employee entered into the Snelling and Snelling, Inc. Long-Term Incentive Performance Bonus Plan (the "LTI Plan"), effective as of July 26, 1994, in connection with the establishment on July 26, 1994 of an Employment Agreement between the Employee and the Company; and

         WHEREAS, the Company has established the Snelling and Snelling, Inc., 1996 Stock Option Plan (the "Stock Option Plan"); and

         WHEREAS, the Company desires to grant options to the Employee to purchase shares of common stock of the Company under the Stock Option Plan and the Employee desires to receive a grant of options under the Stock Option Plan; and

         WHEREAS, it is the intent of the Company and the Employee that options under the Stock Option Plan will replace benefits, if any, under the LTI Plan, and

         WHEREAS, Paragraph 20 of the LTI Plan provides that the LTI Plan may, among other things, be terminated at any time by the mutual agreement of the Company and the Employee; and

         WHEREAS, the Company and the Employee desire to terminate the LTI
Plan;

         NOW, THEREFORE, the Company and the Employee hereby agree as follows:

         The Company and the Employee hereby agree to the termination of the LTI Plan, effective as of November 1, 1996. The Company and the Employee hereby agree further that Employee shall not be entitled to any benefits under the LTI Plan, including benefits for periods of employment by the Employee with the Company prior to November 1, 1996.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written, effective as set forth herein.



EMPLOYEE:                                COMPANY:

                                         SNELLING AND SNELLING, INC.

/s/ TIMOTHY J. LONCHARICH                By: /s/ ROBERT 0. SNELLING, SR.
--------------------------------            ------------------------------------
Timothy J. Loncharich                       Robert 0. Snelling, Sr.,
                                            Chairman of the Board